NASDAQ: WFBI Annual Shareholder Meeting April 27, 2016 The Tower Club Tysons Corner, Virginia

NASDAQ: WFBI Disclaimer WashingtonFirst Bankshares, Inc. and Subsidiary (the “Company”) make forward- looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward- looking statements are subject to significant uncertainties because they are based upon or are affected by: management’s estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company’s actual future results may differ materially from those indicated. In addition, the Company’s past results of operations do not necessarily indicate its future results. Please also see the discussion of “RISK FACTORS” in the Company’s 10-K dated March 15, 2016 which is available online at www.sec.gov. For further information on the company please contact: Matthew R. Johnson Executive Vice President / Chief Financial Officer (703) 840-2422 mjohnson@wfbi.com 1

NASDAQ: WFBI 2015 Year in Review 2 1st Portfolio Holding acquisition  WashingtonFirst Mortgage (formerly 1st Portfolio Lending) • Partial Year – Performed as expected  1st Portfolio Wealth Advisors • Partial Year – Performed as expected $1.7 billion in assets, +25.6% increase over prior year Asset quality: NPAs / Assets of 0.86%  Increased quarterly cash dividend to $0.06 Repaid remaining SBLF funding

NASDAQ: WFBI 2015 Year in Review (cont.) 3 Growth scale: 5-year asset CAGR nearly 32% Annual earnings – 31.5% increase over 2014 Top 10 Commercial Lender in DC Metro 50 Fastest Growing Companies in DC Metro #3 Total Asset Growth among banks in DC Metro Strong Market Position

NASDAQ: WFBI Total Asset Size Source: SNL Financial, 3/31/2016 4 (Table here)

NASDAQ: WFBI 5 $479 $973 $949 $1,086 $1,333 $0 $150 $300 $450 $600 $750 $900 $1,050 $1,200 $1,350 $1,500 2011 2012 2013 2014 2015 $420 $753 $838 $1,065 $1,308 $0 $150 $300 $450 $600 $750 $900 $1,050 $1,200 $1,350 $1,500 2011 2012 2013 2014 2015 Growth Total Deposits (in millions) Total Loans* (in millions) * Loans held for investment, at amortized cost.

NASDAQ: WFBI 6 Loans, Held for Investment As of December 31, 2015 Diversified loan portfolio with a strong credit culture Construction and Development 19% Commercial Real Estate (Owner Occupied) 16% Commercial Real Estate (Investment Property) 34% Residential Real Estate 18% Commercial and Industrial 12% Consumer 1% Amount (in thousands) Construction and Development 249,433$ Commercial Real Estate (Owner Occupied) 208,471 Commercial Real Estate (Investment Property) 448,639 Residential Real Estate 241,395 Commercial and Industrial 153,860 Consumer 6,285 Total 1,308,083$

NASDAQ: WFBI 7 NPAs / Assets Source: Company documents and SNL Financial * Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 12/31/2015 1.25% 1.92% 1.97% 0.84% 0.86% 2.98% 2.48% 2.33% 2.41% 1.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 WFBI Peers*

NASDAQ: WFBI Amount (in thousands) Non-Interest Bearing 304.4 NOW & Other Trans. Accts. 115.5 MMDA & Other Savings 473.2 Retail Time Deposits 82.2 Jumbo Time Deposits 358.0 Total Deposits 1,333.3 Favorable deposit mix based on core relationships and diversification Deposits As of December 31, 2015 8 Noninterest Bearing Deposits, $304.4 NOW & Other Trans. Accts, $115.5 MMDA & Other Savings, $473.2 Retail Time Deposits, $82.2 Jumbo Time Deposits, $358.0 Cost of Deposits = 0.55%

NASDAQ: WFBI Total Asset Size As of December 31, 2015 9 1,679 1,179 1,228 4,030 504 6,077 737 400 929 478 507 Local Community Banks Established Since 1980 (dollars in thousands) Source: SNL Financial and FDIC * Bank of Georgetown being acquired by United Bankshares, Inc. of Charleston, WV

NASDAQ: WFBI Leader Among Local Community Banks of Similar Age Total Asset Size As of December 31, 2015 Source: SNL Financial and FDIC * Bank of Georgetown being acquired by United Bankshares, Inc. of Charleston, WV 10 1,679 1,228 504 737 400 929 478 507 Local Community Banks Established Since 2000 (dollars in thousands)

NASDAQ: WFBI Leader Among Local Community Banks of Similar Age Deposit Market Share As of June 30, 2015 11 0.58 0.44 0.19 0.27 0.16 0.31 0.15 0.17 Local Community Banks Established Since 2000 (percent of market) Source: SNL Financial and FDIC * Bank of Georgetown being acquired by United Bankshares, Inc. of Charleston, WV

NASDAQ: WFBI 12 Earnings Growth Pre-Tax Pre-Provision Earnings (in millions) Net Income-Common (in millions) $6.7 $6.6 $13.7 $16.8 $22.3 $- $5.0 $10.0 $15.0 $20.0 $25.0 2011 2012 2013 2014 2015 $1.9 $2.1 $6.2 $9.3 $12.2 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2011 2012 2013 2014 2015

NASDAQ: WFBI 13 Earnings Trend 2011 2012 2013 2014 2015 Fully diluted earnings per share* 0.60$ 0.57$ 0.77$ 1.12$ $1.19 Net income - common 1,930$ 2,057$ 6,161$ 9,263$ $12,181 Return on average assets 0.53% 0.39% 0.60% 0.75% 0.83% Return on average equity 5.24% 3.92% 6.01% 8.36% 8.48% Net interest margin 4.02% 4.14% 3.97% 3.92% 3.74% Efficiency ratio** 67.4% 63.0% 64.9% 66.6% 63.10% * Retroactively adjusted to reflect the effect of all stock dividends, including the 5% stock dividend declared on July 21, 2014 ** Excludes merger expenses, one-time gain on acquisition and gain (loss) on sale of investment securities

NASDAQ: WFBI Net Interest Margin 14 Source: SNL Financial and Company documents * Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 12/31/2015 4.02% 4.14% 3.97% 3.92% 3.68% 4.03% 4.01% 3.89% 3.79% 3.65% 3.4% 3.5% 3.6% 3.7% 3.8% 3.9% 4.0% 4.1% 4.2% 2011 2012 2013 2014 2015 WFBI Peers*

NASDAQ: WFBI Efficiency Ratio 15 Source: SNL Financial and Company documents * Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 12/31/2015 Note: Efficiency ratio excludes extraordinary items, non-recurring items, foreclosure expense and amortization of intangibles Note: Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities 67.4% 63.0% 64.9% 66.6% 63.1% 64.3% 65.3% 66.8% 66.6% 65.7% 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 68.0% 2011 2012 2013 2014 2015 WFBI Peers*

NASDAQ: WFBI Capital Strength (dollars in thousands) 2011 2012 2013 2014 2015 Total Assets 559,462$ 1,147,818$ 1,127,559$ 1,333,390$ $1,674,466 Total Shareholders' Equity 53,477 101,520 107,604 134,538 178,595 TCE / Tangible Assets 5.78% 6.97% 7.64% 8.60% 9.92% Total risk based capital ratio 11.84% 13.77% 14.05% 13.20% 14.86% Tier 1 risk based capital ratio 10.73% 12.71% 12.80% 12.14% 12.22% Tier 1 leverage ratio 9.06% 9.97% 10.53% 10.23% 10.67% 16

NASDAQ: WFBI Facts About Our Common Stock As of April 26, 2016 Exchange NASDAQ Stock Market Ticker symbol WFBI Current Market Price1 $23.25 Common shares outstanding 10,377,981 voting; 12,195,823 total Market capitalization1 $284 million Insider ownership2 24% total Institutional ownership2 26% total Stock dividends 5% in 2012, 2013 and 2014 Cash dividend Consecutive quarterly dividends since January 2014 Current quarterly dividend $0.06 (1.11% yield) Average volume1 (YTD) 18,415 Fully Diluted EPS (LTM) $1.23 Tangible book value (3/31/2016) $13.98 1 Data as of close of business April 26, 2016. 2 SNL Financial 17

NASDAQ: WFBI WFBI Stock Performance (LTM) As of April 26, 2016 Source : SNL Financial 18 WashingtonFirst Bankshares, Inc. – Stock Price $23.25 Apr 2016 37% year over year

NASDAQ: WFBI 19 Our Strategy WashingtonFirst seeks to capitalize on market opportunities while maintaining disciplined and conservative credit underwriting that has been the cornerstone of our past profitability. Opportunity Organic Growth  Focus on relationships  Enhance existing footprint  Hire seasoned lenders Blueprint for Success Profitability  Continued emphasis on Net Interest Margin  Enhance fee income  Continued diligence to minimize overhead Opportunistic Growth  Explore potential acquisitions  Cultivate relationships with institutional investors Maintain Credit Quality  Continued diligence on credit quality  Conservative credit culture  Disciplined underwriting

NASDAQ: WFBI Looking Ahead – 2016  Bank Expansion: • Opened branch in Old Town Alexandria, VA • Opened branch in Potomac, MD  Earnings increased 42% over 1Q2015 and 11% over 4Q2015 • $3.9 million net income • Organic growth and mortgage banking activities  NPAs remain low at 0.80%  $0.06 cash dividend April 1, 2016  Continue to maximize on our earnings  Continue to provide superior service quality 20

NASDAQ: WFBI 21 Subsidiary Network

NASDAQ: WFBI WFYF Golf Invitational 22

NASDAQ: WFBI NASDAQ: WFBI www.wfbi.com Thank You